UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15202	222-1867895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference is certain unaudited financial information relating to the results of operations and financial condition for the first half of 2014 and as of June 30, 2014 of W. R. Berkley Corporation (the “Company”). This information was previously released by the Company on July 28, 2014 and subsequently furnished under Item 2.02, Results of Operations and Financial Condition on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Unaudited financial information relating to the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Eugene G. Ballard
Name:	Eugene G. Ballard
Title:	Senior Vice President - Chief Financial Officer

Date: July 30, 2014

EXHIBIT INDEX

Exhibit:

99.1	Unaudited financial information relating to the Company